Exhibit 10(n)


                               ADVISORY AGREEMENT


         THIS AGREEMENT is made this 1st day of November between MAIN PLACE REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust (the "Trust"), and NATIONSBANK, N.A., a national banking association (the "Advisor"). Capitalized terms used herein shall have the meanings set forth in Section 1 of this Agreement.

         WHEREAS, the Trust intends to qualify as a "real estate investment trust" ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the Trust desires to avail itself of the experience and assistance of the Advisor and to have the Advisor undertake, on the Trust's behalf, the duties and responsibilities hereinafter set forth, subject to the control and supervision of the Board of Trustees of the Trust (the "Board of Trustees") as provided for herein; and

         WHEREAS, the Advisor desires to render such services for the Trust subject to the control and supervision of the Board of Trustees, on the terms and conditions hereinafter set forth.

         NOW THEREFORE, the parties hereto agree as follows:

Section 1.
           Definitions. As used herein, the following terms shall have the respective meanings set forth below:

         "Advisor" has the meaning set forth in the recitals of this Agreement.

         "Advisor Termination Date" means the date on which this Agreement terminates.

         "Agreement" means this Advisory Agreement, as amended, modified and supplemented from time to time.

         "Board of Trustees" has the meaning set forth in the forepart of this Agreement.

         "Code" has the meaning set forth in the recitals of this Agreement.

         "Independent Trustee" means the member or members of the Board of Trustees of the Trust who are not current employees of the Trust, NationsBank Corporation, the Advisor or any affiliate of the Advisor, provided that the Independent Trustee may be an officer of the Trust.

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         "Person" means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, limited liability companies, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common law trusts, business trusts or other entities, governments and agencies and political subdivisions thereof.

         "REIT" has the meaning set forth in the recitals of this Agreement.

         "Trust" has the meaning set forth in the recitals of this Agreement.

Section 2.
           Duties of Advisor. The Advisor shall consult with the Board of Trustees and the officers of the Trust and shall, at the request of the Board of Trustees or the officers of the Trust, furnish advice and recommendations with respect to all aspects of the business and affairs of the Trust. Subject to the control and sole discretion and at the request of the Board of Trustees, the Advisor shall:

                           (a) administer the day-to-day operations and affairs of the Trust, including without limitation, the performance or supervision of the functions described in this Section 2;

                           (b) monitor the credit quality of the mortgage loans and other real estate mortgage assets held by the Trust;

                           (c) advise the Trust with respect to the acquisition, management, financing and disposition of the Trust's mortgage loans and other real estate mortgage assets;

                           (d) represent the Trust in its day-to-day dealings with Persons with whom the Trust interacts, including without limitation, securityholders of the Trust, transfer agents, consultants, accountants, attorneys, servicers of the Trust's mortgage loans, custodians, insurers and banks;

                           (e) establish and provide necessary services for the Trust, including executive, administrative, accounting, shareholder relations, secretarial, recordkeeping, copying, telephone, mailing and distribution facilities;

                           (f) provide the Trust with office space, conference room facilities, office equipment and personnel necessary for the services to be performed by the Advisor hereunder at a reasonable market price;

                           (g) arrange, schedule and coordinate the regular and special meetings of the Board of Trustees required to conduct the affairs of the Trust or for timely action on any matters the Trust is required to act upon to implement all decisions of the Board of Trustees, unless otherwise instructed, with regard to the Trust and its assets;

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                          (h) maintain communications and relations with the
         securityholders of the Trust, including but not limited to, responding to inquiries, proxy and consent solicitations, providing reports to securityholders and arranging and coordinating all meetings of securityholders;

                         (i) arrange for the investment and management of any short-term investments of the Trust;

                         (j) arrange for the services of third parties, including but not limited to mortgage loan servicers who may be the Advisor or affiliates of the Advisor, to collect and distribute funds of the Trust and to perform such functions as the Board of Trustees shall from time to time require;

                         (k) monitor and supervise the performance of all parties who have contracts to perform services for the Trust, provided that the Advisor shall have no duty to assume the obligations or guarantee the performance of such parties under such contracts;

                         (l) establish and maintain such bank accounts in the name of the Trust as may be required by the Trust and approved by the Board of Trustees and ensure that all funds collected by the Advisor in the name or on behalf of the Trust shall be held in trust and shall not be commingled with the Advisor's own funds or accounts;

                         (m) arrange for the execution and delivery of such documents and instruments by the officers of the Trust as may be required in order to perform the functions herein described and to take any other required action;

                         (n) arrange for insurance for the Trust to be paid for by Trust, including liability insurance, errors and omissions policies and officers and directors policies which shall cover and insure the Trust, members of the Board of Trustees and the officers of the Trust in amounts and with deductibles and insurers approved by the Board of Trustees;

                        (o) maintain proper books and records of the Trust's affairs and furnish or cause to be furnished to the Board of Trustees such periodic reports and accounting information as may be required from time to time by the Board of Trustees, including, but not limited to quarterly reports of all income and expenses of and distributions of the Trust;

                       (p) consult and work with legal counsel for the Trust to implement Trust decisions and undertake measures consistent with all pertinent Federal, state and local laws and rules or regulations of governmental or quasi-governmental agencies, including, but not limited to, Federal and state securities laws, the Code, as it relates to the Trust's qualification as a REIT, a REMIC or a FASIT, and the regulations promulgated under each of the foregoing;

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                       (q) consult and work with accountants for the Trust in
         connection with the preparation of financial statements, annual reports and tax returns;

                       (r) arrange for an annual audit of the books and records of the Trust by the accounting firm designated for such purposes by the Board of Trustees;

                       (s) prepare and distribute in consultation with the accountants for the Trust, annual reports to securityholders, the trustee under any indenture of trust to which the Trust is a party or the Securities and Exchange Commission, which will contain audited financial statements;

                       (t) furnish reports to the Board of Trustees and provide research, economical and statistical data in connection with the Trust's investments; and

                       (u) as reasonably requested by the Trust, make reports to the Trust of its performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business of the Trust.

         Section 3. Compensation. The Trust shall pay to the Advisor, for services rendered by the Advisor hereunder, a management fee payable annually in an amount equal to $500,000 per year, subject to adjustment upon 90 days' notice by the Advisor to the Trust of the proposed change and the Trust's consent thereto.

           Expenses of the Advisor. (a) Without regard to the compensation received pursuant to Section 3, the Advisor will bear the following expenses:

                                    (i) employment expenses of the personnel
                  employed by the Advisor, including without limitation, salaries, wages, payroll taxes and the cost of employee benefit plans; and

                                    (ii) rent, telephone equipment, utilities,
                  office furniture and equipment and machinery and other office expenses of the Advisor incurred in connection with the maintenance of any office facility of the Advisor.

                  (b) The Trust shall reimburse the Advisor within 30 days of a written request by the Advisor for any expenses referenced in (a)


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         above. All other expenses shall be paid by the party receiving the benefit of the services rendered.

           Section 5. Records. The Advisor shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by the Board of Trustees or representatives of the Trust at all times.

           Section 6. REIT Qualification and Compliance. The Advisor shall consult and work with the Trust's legal counsel in maintaining the Trust's qualification as a REIT. Notwith-standing any other provisions of this Agreement to the contrary, the Advisor shall refrain from any action which, in its reasonable judgment or in the judgment of the Board of Trustees (of which the Advisor has received written notice), would adversely affect the qualification of the Trust as a REIT or which would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Trust or its securities, or which would otherwise not be permitted by the declaration of trust or bylaws of the Trust. Furthermore, the Advisor shall take any action which, in its judgment or the judgment of the Board of Trustees (of which the Advisor has received written notice), may be necessary to maintain the qualification of the Trust as a REIT or prevent the violation of any law or regulation of any governmental body or agency having jurisdiction over the Trust or its securities.

           Section 7. Term; Termination. This Agreement shall be in full force and effect for a term beginning on the date hereof with an initial term of five years, and will be renewed automatically for additional five year periods unless the Trust delivers a notice of nonrenewal to the Advisor not less than 90 days prior to the expiration of the initial term of this Agreement or 90 days prior to the expiration of any renewal term. Notwithstanding the foregoing, at any time after the initial term, the Trust may terminate this Agreement, in its sole discretion, upon 90 days' prior notice.

           Section 8.  Other Activities of the Advisor.

                    (a) Nothing herein contained shall prevent the Advisor, an affiliate of the Advisor or an officer, a director, employee or stockholder of the Advisor from engaging in any activity, including without limitation, originating, purchasing and managing mortgage loans and other real estate assets, rendering of services and investment advice with respect to real estate investment opportunities to any other Person (including other REITs) and managing other investments (including the investments of the Advisor and its affiliates);

                    (b) Trustees, officers, stockholders, employees and agents of the Advisor or of the affiliates of the Advisor may serve as directors, officers, employees or agents of the Trust but shall receive no

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         compensation (other than reimbursement for expenses) from the Trust for such service.

           Section 9. Binding Effect; Assignment. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or any of its respective rights hereunder (other than an assignment to a successor organization which acquires substantially all of the property of such party or, in the case of the Advisor, to an affiliate of the Advisor) without the prior written consent of the other party to this Agreement.

           Section 10. Subcontracting. The Advisor may at any time subcontract all or a portion of its obligations under this Agreement to any affiliate of the Advisor without the consent of the Trust. The Advisor shall not subcontract, and shall not permit any of its affiliates to subcontract, any of its obligations under this Agreement to Persons who are not affiliates of the Advisor. Notwithstanding the foregoing, the Advisor will not, in connection with subcontracting any of its obligations under this Agreement, be relieved or discharged in any respect from its obligations under this Agreement.

           Section 11. Liability and Indemnity of the Advisor. The Advisor assumes no responsibilities under this Agreement other than to perform the services called for hereunder in good faith. Neither the Advisor nor any of its affiliates, stockholders, directors, officers or employees will have any liability to the Trust, or shareholders of the Trust, or others except by reason of acts or omissions constituting gross negligence or wilful breach of any of its material obligations under this agreement. The Trust shall indemnify and reimburse (if necessary) the Advisor, its stockholders, directors, officers, employees and agents for any and all expenses, including without limitation, attorneys' fees, losses, damages, liabilities, demands and charges of any nature whatsoever in respect of or arising from any acts or omissions by the Advisor pursuant to this Agreement, provided that the conduct against which the claim is made was determined by such person, in good faith, to be in the best interest of the Trust and was not the result of gross negligence by such person or willful breach of any of such person's material obligations by such person. The Advisor agrees that any such indemnification is recoverable only from the assets of the Trust and not from the shareholders.

           Section 12. Action Upon Notice of Non-Renewal or Termination. Forthwith upon giving of notice of non-renewal of this Agreement by the Trust or of termination of this Agreement by the Trust, the Advisor shall not be entitled to compensation after the Advisor Termination Date for further services under this Agreement but shall be paid all compensation accruing to the Advisor Termination Date and shall be reimbursed for all expenses of the Trust paid or incurred by the Advisor as of the Advisor Termination Date which are reimbursable by the Trust under this Agreement. The Advisor shall promptly after the Advisor Termination Date:

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                    (i) deliver to the Trust all assets and documents of the
         Trust then in the custody of the Advisor; and

                    (ii) cooperate with the Trust and take all reasonable steps requested to assist the Board of Trustees in making an orderly transfer of the administrative functions of the Trust.

           Section 13. No Joint Venture or Partnership. Nothing in this Agreement shall be deemed to create a partnership or joint venture between the parties, whether for purposes of taxation or otherwise.

           Section 14. Notices. Unless expressly provided otherwise herein, all notices, request, demands and other communications required or permitted under this Agreement shall be in writing and shall be made by hand delivery, certified mail, overnight courier service, fax, telex or telecopier. Any notice shall be duly addressed to the parties as follows:

         If to the Trust:

                  Main Place Real Estate
                    Investment Trust
                  100 North Tryon Street, 23rd Floor
                  Charlotte, North Carolina  28255

                  Attention: John E. Mack
                  Fax No.:  (704) 386-0270

         If to the Advisor:

                  NationsBank, N.A.
                   c/o NationsBank Corporation, Legal Department
                  100 North Tryon Street, 20th Floor
                  Charlotte, North Carolina  28255

                  Attention: George Walls, Esq.
                  Fax No.:   (704) 386-6453

         Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 14 for the giving of notice.

           Section 15. Severability. If any term or provision of this Agreement or the application thereof with respect to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of that term or provision to persons or circumstances other than

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those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

           Section 16. Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York.

           Section 17. Amendments. This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto or their respective successors or assigns, or otherwise as provided herein.

           Section 18. Headings. The section headings herein have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.



                                            MAIN PLACE REAL ESTATE INVESTMENT
                                             TRUST



                                            By: /s/ Gary S. Williams.
                                            ---------------------------
                                            Name:  Gary S. Williams
                                            Title: Senior Vice President



                                            NATIONSBANK, N.A.


                                            By: /s/ Gary S. Williams.
                                            --------------------------
                                            Name: Gary S. Williams
                                            Title: Senior Vice President